UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2012

AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35259	98-0166007
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7 WELLS AVENUE, SUITE 11, NEWTON, MASSACHUSETTS, 02459
 (Address of principal executive offices, including Zip Code)

617- 332-0004
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01       Other Events.

On April 17, 2012, Ambient Corporation (the “Company”) voluntarily filed an application with the Securities and Exchange Commission (the “Commission”) requesting the withdrawal of the Company’s Registration Statement on Form S-1 (File No. 333-176390), which was filed with the Commission on August 19, 2011 (the “Registration Statement”). The Company has requested withdrawal of the Registration Statement based on current market conditions resulting in its determining not to proceed with this offering at this time. This application will be deemed to be approved, unless the Commission otherwise notifies the Company within 15 days of filing such application.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIENT CORPORATION

Dated: April 17, 2012	By:	/s/ Mark L. Fidler
Mark L. Fidler
Chief Financial Officer